U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2004

_________________

PHOTO CONTROL CORPORATION
 (Exact name of Registrant as Specified in its Charter)

0-7475
(Commission File Number)

Minnesota	41-0831186
(State or other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)
4800 Quebec Avenue North
Minneapolis, MN	55428
(Address of Principal Executive Offices)	(Zip Code)

(763) 537-3601 (Issuer’s Telephone Number)

ITEM 7(C).   Exhibit.

The following exhibit is filed herewith:

99.1 Press Release dated August 13, 2004.

ITEM 12.   Results of Operations and Financial Condition.

        Furnished herewith as Exhibit 99.1 is a press release issued by Photo Control Corporation on August 13, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOTO CONTROL CORPORATION
August 13, 2004	/s/ John R. Helmen

John R. Helmen CEO and President